THE PRAIRIE FUND

Supplement dated August 30, 2007 to the

Prospectus and Statement of Additional Information dated May 1, 2007

This supplement provides new and additional information beyond that contained in the prospectus and Statement of Additional Information (“SAI”) and should be read in conjunction with the prospectus and SAI.

On August 1, 2007 the Board of Trustees of The Prairie Fund (the “Fund”) approved the closing and liquidation of the Fund.  The Fund is expected to cease operations and make a liquidation distribution to shareholders on or about August 30, 2007. Effective immediately, the Fund is closed to new shareholders and additional purchases by existing shareholders.

As shareholders redeem shares of the Fund between the date of this supplement and the liquidation date, the Fund may not be able to continue to invest its assets in accordance with its stated investment policies as a result of the decrease in the Fund’s assets.  Accordingly, the Fund may not be able to achieve its investment objectives and may deviate from its stated investment policies during the period between the date of this supplement and the liquidation date.

The liquidation distribution to shareholders will be treated as payment in exchange for their shares.  The liquidation may be a taxable event.  Shareholders should contact their tax advisors to discuss the income tax consequences of the liquidation.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

1-WA/2790407.1